================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 11, 2001

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                           0-24068                 76-0190827
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977


================================================================================

ITEM 5. OTHER EVENTS

     On January 11, 2001, Consolidated Graphics, Inc. (the "Company") announced that Wayne M. Rose has been appointed to the position of Executive Vice President and Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1.

     On January 16, 2001, the Company announced preliminary results for its fiscal 2001 third quarter. A copy of the press release is attached hereto as
Exhibit 99.2.

     The attached press releases may contain forward-looking information. Readers are cautioned that such information involves known and unknown risks, uncertainties and other factors that could cause actual results to materially differ from the results, performance or other expectations implied by these forward looking statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  EXHIBITS

     The following exhibits are filed herewith:


     99.1 Press release of the Company dated January 11, 2001, related to the announcement of the appointment of Wayne
              M. Rose as Executive Vice President and Chief Financial Officer.

     99.2 Press release of the Company dated January 16, 2001, related to the announcement of comments on the 2001 third quarter results.

                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                          CONSOLIDATED GRAPHICS, INC.
                                                 (Registrant)

                                          By: /s/ Joe R. Davis
                                                  Joe R. Davis
                                                  Chairman and Chief
                                                  Executive Officer

Date:  January 19, 2001